     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1999
                                                      REGISTRATION NO. 333-85281
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                               AMENDMENT NO. 1 TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               ------------------

                         PENTASTAR COMMUNICATIONS, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

              DELAWARE                                                4813                               84-1502003
(State or jurisdiction of incorporation        (Primary Standard Industrial Classification Code       (I.R.S. Employer
         or organization)                                             Number)                        Identification No.)

                                1522 BLAKE STREET
                             DENVER, COLORADO 80202
                                 (303) 825-4400
          (Address and telephone number of principal executive offices)
(Address of principal place of business or intended principal place of business)

                       -----------------------------------

                          CRAIG J. ZOELLNER, PRESIDENT
                         PENTASTAR COMMUNICATIONS, INC.
                                1522 BLAKE STREET
                             DENVER, COLORADO 80202
                                  (303)825-4400
            (Name, address and telephone number of agent for service)

                       -----------------------------------
                                   Copies to:

       B. SCOTT PULLARA, ESQ.                     ROBERT W. WALTER, ESQ.
       LESLIE A. NICHOLS, ESQ.                    STACEY L. BOWERS, ESQ.
       SHERMAN & HOWARD L.L.C.           BERLINER ZISSER WALTER & GALLEGOS, P.C.
633 SEVENTEENTH STREET, SUITE 3000          1700 LINCOLN STREET, SUITE 4700
       DENVER, COLORADO  80202                    DENVER, COLORADO  80203
          (303) 297-2900                              (303) 830-1700
                       -----------------------------------


APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

                       -----------------------------------

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

       If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

       If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

       THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                       -----------------------------------

                                     PART II

Item 27.          Exhibits and Financial Statement Schedules

                  (a)      Exhibits

Exhibit
Number                              Description of Document
-------                             -----------------------
1.1*              Form of Underwriting Agreement.

1.2*              Form of Selected Dealers Agreement.

2.1*              Agreement and Plan of Merger dated August 13, 1999 among PentaStar
                  Communications, Inc., OC Mergerco 1, Inc., DMA Ventures, Inc. and its principal shareholder, Jeffrey A. Veres.

2.2*              Agreement and Plan of Merger dated August 13, 1999 among PentaStar
                  Communications, Inc., OC Mergerco 2, Inc., ICM Communications Integration,
                  Inc. and the shareholders of ICM Communications Integration, Inc.

3.1*              Form of Restated Certificate of Incorporation.

3.2*              Form of Restated Bylaws.

4.1**             Specimen stock certificate representing shares of common stock of PentaStar
                  Communications, Inc.

4.2*              Form of Warrant for the purchase of common stock to be issued to the representatives upon the closing of this offering.

5.1**             Opinion of Sherman & Howard L.L.C. regarding the legality of the securities being registered.

10.1*             PentaStar Communications, Inc. Stock Option Plan.

10.2***           Strategic Agent Sales Agreement by and between U S WEST
                  Communications, Inc. and Access Communications dated
                  February 15, 1998, as amended by memorandum dated
                  March 24, 1999.

Exhibit
Number                              Description of Document
-------                             -----------------------
10.3***           Strategic Agent Sales Agreement by and between U S WEST Communications,
                  Inc. and ICM Communications Integration, Inc. dated February 13, 1998, as amended by memorandum dated March 24, 1999.

10.4*             Consulting Agreement effective September 1, 1999 between Optimal
                  Communications, Inc. (nka PentaStar Communications, Inc.) and BIBD, LLC.

10.5*             Employment and Noncompetition Agreement entered into as of August 13, 1999 between PentaStar Communications, Inc. and Jeffrey A. Veres.

10.6*             Form of Principal Stockholder's Escrow and Contingent Stock Agreement among
                  PentaStar Communications, Inc., OC Mergerco 1, Inc. and Jeffrey A. Veres.

10.7*             Form of Principal Stockholder's Escrow and Contingent Stock Agreement among
                  PentaStar Communications, Inc., OC Mergerco 2, Inc. and Dennis W. Schillinger.

10.8*             Lease Agreement between BACE Real Estate, LLC and PentaStar
                  Communications, Inc.

10.9*             Stock Purchase Agreement dated March 31, 1999 between Optimal
                  Communications, Inc. (nka PentaStar Communications, Inc.) and Robert S.

                  Lazzeri and Addendum thereto.

10.10*            Stock Purchase Agreement dated March 31, 1999 between Optimal
                  Communications, Inc. (nka PentaStar Communications, Inc.) and Black Diamond

                  Capital, LLC and Addendum thereto.

10.11*            Stock Purchase Agreement dated March 31, 1999 between Optimal
                  Communications, Inc. (nka PentaStar Communications, Inc.) and Jeffrey A. Veres

                  and Addendum thereto.

10.12*            Lock-Up Agreement dated March 17, 1999 between Optimal Communications,
                  Inc.  (nka PentaStar Communications, Inc.) and BACE Investments, LLC.

10.13*            Business Lease dated April 10, 1996 between Jeffrey and Linda Veres and DMA
                  Ventures, Inc. (dba Access Communications) and First Amendment to Lease
                  dated August 13, 1999.

Exhibit
Number                              Description of Document
-------                             -----------------------
10.14*            Form of Escrow Agreement among BACE Investments, LLC, Black Diamond
                  Capital, LLC, PentaStar Communications, Inc., Schneider Securities, Inc. and
                  American Securities Transfer & Trust, Inc.

21.1*             Statement re subsidiaries of PentaStar Communications, Inc.

23.1**            Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1).

23.2*             Consent of Arthur Andersen LLP, Independent Public Accountants.

24.1*             Power of Attorney.  Reference is made to II-5.

27.1*             Financial Data Schedule.

99.1**            Consent of Robert S. Lazzeri to be named.

99.2**            Consent of R. Neal Tomblyn to be named.

99.3**            Consent of David L. Dunham to be named.

--------------
*        Previously submitted.
**       To be filed by amendment.
*** Filed herewith. The registrant has applied for confidential treatment for portions of this exhibit.

         All schedules are omitted because they are inapplicable or the requested information is shown in the consolidated financial statements of the registrant or related notes thereto.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, in the City of Denver, State of Colorado, on the 27th day of August, 1999.

                                         PENTASTAR COMMUNICATIONS, INC.

                                         By:      /s/ Richard M. Tyler
                                            ------------------------------------
                                            Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                 Title                                 Date
               ---------                                 -----                                 ----

/s/   Craig J. Zoellner                      President, Treasurer and Director            August 27, 1999
-------------------------------------        (Principal Executive Officer and
      Richard M. Tyler as                    Principal Financial Accounting
      attorney-in-fact for                   Officer)
      Craig J. Zoellner

/s/   Richard M. Tyler                       Vice President, Secretary and                August 27, 1999
-------------------------------------        Director
      Richard M. Tyler



                                             Director
--------------------------------------
        Carleton A. Brown

                                  EXHIBIT INDEX

Exhibit
Number                     Description of Document
-------                    -----------------------
1.1*                       Form of Underwriting Agreement.

1.2*                       Form of Selected Dealers Agreement.

2.1*                       Agreement and Plan of Merger dated August 13, 1999 among PentaStar
                           Communications, Inc., OC Mergerco 1, Inc., DMA Ventures, Inc. and its
                           principal shareholder, Jeffrey A. Veres.

2.2*                       Agreement and Plan of Merger dated August 13, 1999 among PentaStar
                           Communications, Inc., OC Mergerco 2, Inc., ICM Communications
                           Integration, Inc. and the shareholders of ICM Communications Integration,
                           Inc.

3.1*                       Form of Restated Certificate of Incorporation.

3.2*                       Form of Restated Bylaws.

4.1**                      Specimen stock certificate representing shares of common stock of
                           PentaStar Communications, Inc.

4.2*                       Form of Warrant for the purchase of common stock to be issued to the representatives upon the closing of this offering.

5.1**                      Opinion of Sherman & Howard L.L.C. regarding the legality of the securities being registered.

10.1*                      PentaStar Communications, Inc. Stock Option Plan.

10.2***                    Strategic Agent Sales Agreement by and between U S WEST
                           Communications, Inc. and Access Communications dated February 15,
                           1998, as amended by memorandum dated March 24, 1999.

10.3***                    Strategic Agent Sales Agreement by and between U S WEST
                           Communications, Inc. and ICM Communications Integration, Inc. dated
                           February 13, 1998, as amended by memorandum dated March 24, 1999.

Exhibit
Number                     Description of Document
-------                    -----------------------
10.4*                      Consulting Agreement effective September 1, 1999 between Optimal
                           Communications, Inc. (nka PentaStar Communications, Inc.) and BIBD,
                           LLC.

10.5*                      Employment and Noncompetition Agreement entered into as of
                           August 13, 1999 between PentaStar Communications, Inc. and Jeffrey A.

                           Veres.

10.6*                      Form of Principal Stockholder's Escrow and Contingent Stock Agreement
                           among PentaStar Communications, Inc., OC Mergerco 1, Inc. and
                           Jeffrey A. Veres.

10.7*                      Form of Principal Stockholder's Escrow and Contingent Stock Agreement
                           among PentaStar Communications, Inc., OC Mergerco 2, Inc. and
                           Dennis W. Schillinger.

10.8*                      Lease Agreement between BACE Real Estate, LLC and PentaStar
                           Communications, Inc.

10.9*                      Stock Purchase Agreement dated March 31, 1999 between Optimal
                           Communications, Inc. (nka PentaStar Communications, Inc.) and
                           Robert S. Lazzeri and Addendum thereto.

10.10*                     Stock Purchase Agreement dated March 31, 1999 between Optimal
                           Communications, Inc. (nka PentaStar Communications, Inc.) and Black
                           Diamond Capital, LLC and Addendum thereto.

10.11*                     Stock Purchase Agreement dated March 31, 1999 between Optimal
                           Communications, Inc. (nka PentaStar Communications, Inc.) and
                           Jeffrey A. Veres and Addendum thereto.

10.12*                     Lock-Up Agreement dated March 17, 1999 between Optimal
                           Communications, Inc.  (nka PentaStar Communications, Inc.) and BACE
                           Investments, LLC.

10.13*                     Business Lease dated April 10, 1996 between Jeffrey and Linda Veres and
                           DMA Ventures, Inc. (dba Access Communications) and First Amendment

                           to Lease dated August 13, 1999.

10.14*                     Form of Escrow Agreement among BACE Investments, LLC, Black
                           Diamond Capital, LLC, PentaStar Communications, Inc., Schneider
                           Securities, Inc. and American Securities Transfer & Trust, Inc.

           Exhibit
           Number                     Description of Document
           -------                    -----------------------
           21.1*                      Statement re subsidiaries of PentaStar Communications, Inc.

           23.1**                     Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1).

           23.2*                      Consent of Arthur Andersen LLP, Independent Public Accountants.

           24.1*                      Power of Attorney.  Reference is made to II-5.

           27.1*                      Financial Data Schedule.

           99.1**                     Consent of Robert S. Lazzeri to be named.

           99.2**                     Consent of R. Neal Tomblyn to be named.

           99.3**                     Consent of David L. Dunham to be named.

----------------
*        Previously submitted.
**       To be filed by amendment.
*** Filed herewith. The registrant has applied for confidential treatment for portions of this exhibit.